EX-10.1

                                                                    FORM OF NOTE

THIS  SECURED  PROMISSORY  NOTE (THE "NOTE") HAS NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAS BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

                             SECURED PROMISSORY NOTE
                                       OF
                         CHINA EDUCATION ALLIANCE, INC.

September 29, 2006

                                                       Newport Beach, California

         CHINA EDUCATION ALLIANCE, INC., a North Carolina corporation (the "COMPANY"), for value received, hereby promises unconditionally to pay to the order of _________________________________________ or such person's assigns (the
"HOLDER"), and SBI ADVISORS, LLC in its capacity as agent for Lender (the "AGENT") at the address set forth in Section 12 hereof, in lawful money of the United States of America ("DOLLARS" or "$") and in immediately available funds, the principal amount set forth in Annex A hereto and initialed by an authorized signatory of the Company (the "PRINCIPAL"), in full, on the Maturity Date (as defined below), and unpaid Interest (as defined below) on each Interest Payment Date.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.       DEFINITIONS. For the purposes of this Note:

                  "AFFILIATE(S)" means, with respect to any given Person other than a partnership or limited liability company, any other Person directly or indirectly controlling, controlled by or under common control with such Person and with respect to a partnership, the partners of such partnership and with respect to a limited liability company, the members of such limited liability company.

                  "AUDITORS"  shall have the  meaning  assigned  to such term in
Section 3(g).

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or a legal holiday in the State of California.

                  "CHANGE IN CONTROL" means the occurrence of the following: any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than the Company, any Subsidiary, or any employee benefit plan of the Company or any Subsidiary, becomes the beneficial owner of greater than 30% or more of the combined voting power of the then outstanding securities of Company entitled to vote generally in the election of directors.

                  "COLLATERAL" means all existing and future assets of Company and its subsidiaries, tangible and intangible, including, but not limited to cash and cash equivalents, accounts receivable, inventories, other current assets, furniture, fixtures and equipment, trademarks, trade names and other assets, including, without limitation, the Collateral Shares.

                  "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

                  "ENVIRONMENTAL LAWS" shall have the meaning assigned to such term in Section 3(p).

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in Section 5.

                  "EXCHANGE ACT" shall have the definition assigned to such term in Section 3(a)(i).

                  "FAMILY MEMBER" means, with respect to any Person, any parent, spouse, child, brother, sister or any other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin to such Person.

                  "GOVERNMENTAL AUTHORITY" means any United States Federal, state, local, foreign or other court, governmental department, commission, board, bureau, agency or instrumentality.

                  "GUARANTEE AGREEMENT" means the Guarantee, dated as of the date hereof, among the Guarantors named therein and the Holders (as defined therein).

                  "GUARANTEE PLEDGE AGREEMENT" means the Stock Pledge Agreement, dated as of September 29, 2006, between Xinqun Yu and the Agent (as defined therein).

                  "GUARANTORS" means Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, Heilonghiang Zhonge Education Training Center, Harbin Zhonghelida Educational Technology Company Limited, and Xinqun Yu, collectively, as the guarantors of the Secured Obligations pursuant to the Guarantee Agreement.

                  "INDIVIDUAL GUARANTOR" means Xinqun Yu.

                  "INTEREST"  shall have the  meaning  assigned  to such term in
Section 2(b).

                  "INTEREST PAYMENT DATE" means the first day of each month commencing on November 1, 2006 and terminating on March 1, 2007, as well as the Maturity Date.

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

                  "ISSUE DATE" means September 29, 2006.

                  "LIEN" means any mortgage, pledge, lien, security interest or other charge or encumbrance of any kind.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3(c).

                  "MATURITY DATE" means March 29, 2007.

                  "OTCBB"  shall  have  the  meaning  assigned  to such  term in
Section 3(b)(i).

                  "PERSON" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PLEDGED COLLATERAL" shall have the meaning assigned to such term in Section 9(a)(ii).

                  "PLEDGED SHARES" shall have the meaning assigned to such term in Section 9(a)(ii)(A).

                  "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the sale, exchange, assignment or other disposition of Collateral.

                  "RELATED PARTIES" shall have the meaning assigned to such term in Section 9(f).

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

                  "SECURED  OBLIGATIONS"  means the  obligations  of the Company under this Note, including, without limitation, (i) all Principal of, and Interest (including, without limitation, any Interest which accrues after the commencement of any case, proceeding or other actions relating to the bankruptcy, insolvency or reorganization of the Company and any other amounts owing hereunder) on, the Note, (ii) all other amounts payable by the Company under this Note (including expenses incurred in connection with the enforcement of this Note) and (iii) any renewals or extensions of any of the foregoing.

                  "SEC DOCUMENTS" shall have the definition assigned to such term in Section 3(a)(i).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITY INTEREST" means the security interest of the lenders (including the initial Holder of this Note) in the Collateral securing the Secured Obligations.

                  "SUBSIDIARIES" means, with respect to any specified Person, any other Person (1) whose board of directors or similar governing body, or a majority thereof, may presently by directly or indirectly elected or appointed by such specified Person, (2) whose management decisions and corporate actions are directly or indirectly subject to the present control of such specified Person, or (3) whose voting securities are more than 50% owned, directly or indirectly, by such specified Person.

                  "SUBSIDIARY GUARANTORS" means Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, Heilonghiang Zhonge Education Training Center, Harbin Zhonghelida Educational Technology Company Limited, collectively.

                  "TRANSACTION AGREEMENTS" shall mean this Note, the Warrant, the Guarantee Agreement, and the Guarantee Pledge Agreement.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of California; PROVIDED, THAT if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "WARRANT" shall mean the common stock purchase warrant, dated September 29, 2006, by the Company, registered in the name of SBI Advisors, LLC, exercisable for an aggregate of number of shares of Common Stock equal to the highest dollar amount of the Principal prior to the Maturity Date at the exercise price per share of $0.50, the form of which is attached hereto as
EXHIBIT 1.

         2.       PRINCIPAL; INTEREST; AND PREPAYMENT.

                  (a) PRINCIPAL; PRINCIPAL INCREASE. The entire unpaid Principal shall be paid in Dollars on the Maturity Date. Upon the payment in full of this Note, including, without limitation, the Principal and all accrued and unpaid Interest and any other amounts owing hereunder, the Holder shall surrender this Note to the Company for cancellation.

                  (b) INTEREST. Subject to Section 2(c) hereof, Interest on the Note ("INTEREST"), during the period from the Issue Date (or with respect to any increase in the Principal during the term of this Note, from the date set forth opposite such increase in Principal in Annex A) through the Maturity Date, shall accrue on the Principal of the Note set forth in Annex A hereto at a rate equal to 6% per annum ("INITIAL INTEREST RATE"). Interest shall be computed on the basis of a 360-day year applied to actual days elapsed. Notwithstanding the foregoing any anything in this Note to the contrary, upon the occurrence, and during the continuation, of an Event of Default, the Initial Interest Rate shall be increased by 2% per annum to 8% per annum and shall be payable by the Holder on demand. Interest accruing during any period commencing on the date commencing immediately following any Interest Payment Date (or commencing on the Issue Date in the case of the period ending on the initial Interest Payment Date) and terminating on the next Interest Payment Date (or the Maturity Date in the case of the last such period) shall be paid in arrears by the Company on the first date of each such period. The rate of interest payable under the Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable under the
Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided hereunder, then the rate provided for hereunder shall be increased to the maximum rate permitted by applicable law for such period as required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the preceding sentence.

                  (c) PREPAYMENT. The Principal may be prepaid by the Company at any time without penalty, with Interest accrued hereunder to the date of such prepayment without the consent of the Holder.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to the Holder that:

                  (a) (i) The Common  Stock has been  registered  under  Section
12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. The Company has heretofore provided to the Agent true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act since at least December 31, 2003, as such documents have been amended since the time of the filing thereof (collectively, including all forms, reports, schedules, statements, and other documents filed by the Company therewith, the "SEC DOCUMENTS"). The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.

                           (ii) The Company  maintains  disclosure  controls and
procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. The Company has delivered to the Agent copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. To the Company's knowledge, each director and executive officer thereof has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since at least December 31, 2003. As used in this Section 3(a), the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

                           (iii)  The  Chief  Executive  Officer  and the  Chief
Financial  Officer of the Company have signed,  and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

                           (iv) The Company has  heretofore  has provided to the
Agent complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to the Holder the matters and statements made in such certificates.

                  (b) At the date hereof:

                           (i) the  Common  Stock  is and  shall be  traded  and
quoted in the over-the-counter Bulletin Board market (the "OTCBB");

                           (ii) the  Company  has and shall  have  performed  or
satisfied all of its undertakings to, and of its obligations and requirements with, the SEC; and

                           (iii) the Company  has not,  and shall not have taken
any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCBB.

                  (c) The Subsidiary Guarantors are the sole Subsidiaries of the Company. Other than the Subsidiary Guarantors, the Company has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). The Company and each Subsidiary thereof has been duly organized and is validly existing as a corporation in good standing under the laws of the respective jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents; the Company and each Subsidiary thereof is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its respective properties or the conduct of its respective business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business, prospects, condition (financial or otherwise), and results of operations of the Company and the Subsidiaries thereof taken as a whole ("MATERIAL ADVERSE EFFECT"); no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company and each Subsidiary thereof is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; neither the Company nor any Subsidiary thereof is in violation of its respective charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its respective properties or assets may be bound, which violation or default would have a Material Adverse Effect; and neither the Company nor any Subsidiary thereof is in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary thereof or over its respective properties or assets, which violation would have a Material adverse Effect. The SEC Documents accurately describe any corporation, association or other entity owned or controlled, directly or indirectly, by the Company or any Subsidiary Guarantor.

                  (d) (i) The Company has full legal right, power and authority to enter into this Note and the Warrant and to perform the transactions contemplated hereby and thereby. Each of this Note and the Warrant has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its respective terms.

                           (ii) Each  Guarantor has full legal right,  power and
authority to enter into the Guarantee Agreement and to perform the transactions contemplated thereby. The Guarantee Agreement has been duly authorized, executed and delivered by each Guarantor and is a valid and binding agreement on the part of each Guarantor, enforceable in accordance with its respective terms. The Individual Guarantor has reached the age of majority in the jurisdiction in which he resides. The Individual Guarantor has full legal right, power and authority to enter into the Guarantee Pledge Agreement and to perform the transactions contemplated thereby. The Guarantee Pledge Agreement has been duly authorized, executed and delivered by the Individual Guarantor and is a valid and binding agreement on the part of the Individual Guarantor, enforceable in accordance with its terms.

                           (iii)  The  performance  of each  of the  Transaction
Agreements and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary thereof is a party or by which its respective properties or assets may be bound, (ii) the charter or bylaws of the Company or any Subsidiary thereof, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary thereof or over its respective properties or assets, which violation or default would have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary thereof or over its respective properties or assets is required for the execution and delivery of any Transaction Agreement and the consummation by the Company of the transactions herein and therein contemplated.

                  (e) There is not any pending or, to the best of the Company's knowledge, threatened, action, suit, claim or proceeding against the Company or any Subsidiary thereof, or any of its respective officers or any of its properties, assets or rights, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary thereof or over its officers or properties or otherwise that (i) is reasonably likely to result in any Material Adverse Effect, (ii) might prevent consummation of the transactions contemplated by the Transaction Agreements,
(iii) will be required to be disclosed in the SEC Documents to be filed, except to the extent heretofore disclosed in the SEC Documents, or (iv) alleging violation of any Federal or state securities laws.

                  (f) The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, par value $.001 per share, of which 57,915,000 shares of Common Stock are outstanding. All outstanding capital stock of each Subsidiary thereof is owned beneficially and of record by the Company. Each of such outstanding shares of Common Stock and each outstanding share of capital stock of each Subsidiary thereof, is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Each share of Common Stock issuable upon exercise of the Warrant is duly and validly authorized, and when issued against payment therefor in accordance with the terms of the Warrant, will be validly issued, fully paid, and nonassessable, will not been issued and will not be owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in the SEC Documents and except for the Warrant, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company or any Subsidiary thereof, and (ii) except as described in the SEC Documents, there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company or any Subsidiary thereof. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights under the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder.

                  (g) e-Fang  Accountancy  Corp., & CPA (the "AUDITORS"),  which has examined the consolidated financial statements of the Company, together with the related schedules and notes, for the year ended and at December 31, 2005, filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present the consolidated financial position and the results of operations of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the SEC as part of the SEC Documents, complied as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the Commission) and fairly present, subject in the case of the unaudited consolidated financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows. The procedures pursuant to which the aforementioned consolidated financial statements have been audited are compliant with generally accepted auditing standards. The selected and summary consolidated financial and statistical data included in the SEC Documents present fairly the information shown therein and have been compiled on a basis consistent with the audited consolidated financial statements presented therein. No other financial statements or schedules are required to be included in the SEC Documents. The financial statements referred to in this Section 3(g) contain all certifications and statements required the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since December 31, 2005,

                           (i)  There  has at no time  been a  Material  Adverse
Effect;

                           (ii) The Company has not authorized,  declared, paid,
or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company or any of its Subsidiaries.

                           (iii) Except as set forth in the SEC  Documents,  the
operations and businesses of the Company and each Subsidiary thereof have been conducted in all respects only in the ordinary course.

There is no fact known to the Company which in the future (as far as the Company can reasonably foresee) may cause a Material Adversely Effect; provided, however, that the Company expresses no opinion as to political or economic matters of general applicability. The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

                  (h) Subsequent to the respective dates as of which information is given in the SEC Documents, there has not been (i) any Material Adverse Effect, (ii) any transaction committed to or consummated that is material to the Company and the Subsidiaries thereof taken as a whole, (iii) any obligation, direct or contingent, that is material to the Company and the Subsidiaries thereof taken as a whole incurred by the Company or any Subsidiary thereof, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary thereof that is material to the Company and the Subsidiaries thereof taken as whole, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary thereof which is causing or shall cause a Material Adverse Effect.

                  (i) Except as set forth in the SEC Documents, (i) the Company and each Subsidiary thereof has good and marketable title to all properties and assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a Material Adverse Effect, (ii) the agreements to which the Company or any Subsidiary thereof is a party described in the SEC Documents are legal, valid and binding agreements, enforceable by the Company or such Subsidiary thereof, as applicable, in accordance with their terms, and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in breach or default under any of such agreements, and (iii) the Company and each Subsidiary thereof has valid and enforceable leases for all properties described in the SEC Documents as leased by it. Except as set forth in the SEC Documents, the Company and each Subsidiary thereof owns or leases all such properties as are necessary to its respective operations as now conducted and as described in the SEC Documents.

                  (j) The Company and each Subsidiary thereof has timely filed all respective United States federal, state, local and foreign tax returns required to be filed by it and has paid all taxes shown thereon as due or as due pursuant to valid extensions, and there is no tax deficiency that has been or, to the best of the Company's knowledge, is likely to be asserted against the Company or any Subsidiary thereof if audited, which might have a Material Adverse Effect, and all tax liabilities are adequately provided for on the books of the Company and the Subsidiaries thereof.

                  (k) The Company and each Subsidiary thereof maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its business including, but not limited to, insurance covering real and personal property owned or leased by the Company or such Subsidiary thereof, as applicable, against theft, damage, destruction, acts of vandalism, and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any Subsidiary thereof has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary thereof has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Material Adversely Effect.

                  (l) No labor disturbance by the employees of the Company or any Subsidiary thereof exists or, to the best of the Company's knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers of the Company or any Subsidiary thereof that might be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, no collective bargaining agreement exists with any of the Company's or any of its Subsidiary's employees and, to the best of the Company's knowledge, no such agreement is imminent.

                  (m) The Company and each Subsidiary thereof owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, and copyrights described or referred to in the SEC Documents as owned by or used by it or that are necessary to conduct its respective businesses as described in the SEC Documents; neither the Company nor any Subsidiary thereof has received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Company or any Subsidiary thereof by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it; and neither the Company nor any Subsidiary thereof has received any notice of, or has knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (n) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act and such rules and regulations.

                  (o) Neither the Company nor any Subsidiary thereof has, and no person or entity acting on behalf or at the request of the Company or Subsidiary thereof has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

                  (p) Except as set forth in the SEC Documents, (i) the Company and each Subsidiary thereof is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAWS") that are applicable to its business, (ii) neither the Company nor any Subsidiary thereof has received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the SEC Documents, (iii) to the best knowledge of the Company, neither the Company nor any Subsidiary thereof is likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company or any Subsidiary thereof has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law, and (v) neither the Company nor any Subsidiary thereof is in violation of any federal or state law or regulation relating to occupational safety or health.

                  (q) The books, records and accounts of each of the Company and each Subsidiary thereof accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and each Subsidiary thereof, as applicable, all to the extent required by generally accepted accounting principles in the United States. The Company and each Subsidiary thereof maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (r) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary thereof to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or any Subsidiary thereof or any of the members of the families of any of them, except as disclosed in the SEC Documents.

                  (s) Neither the Company nor any Subsidiary thereof has incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by the Company or any Subsidiary or the Holder in connection with the Transaction Agreements or any other transaction involving the Company and the Holder.

                  (t) Neither the Company or any Subsidiary thereof, nor, to the best knowledge of the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company or any Subsidiary thereof, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company and the Subsidiaries thereof to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

                  (u) Except as disclosed in the SEC Documents, no director, officer, shareholder or employee of the Company or any Subsidiary thereof has any interest, whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant, or otherwise (other than as less than 1% shareholder of a publicly traded company), either directly or indirectly, in any person (whether a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust, sole proprietorship, or otherwise) that presently (i) provides any services or designs, produces and/or sells any products or product lines, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Company or any Subsidiary thereof is now engaged; (ii) is a supplier of, customer of, creditor of, or has an existing contractual relationship with the Company or any Subsidiary thereof; or (iii) has any direct or indirect interest in any asset or property used by the Company or any Subsidiary thereof or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the business of the Company or the Subsidiaries thereof. Except as disclosed in the SEC Documents, no current or former stockholder, director, officer or employee of any member of the Company or any Subsidiary thereof or any affiliate thereof, is at present, or since the inception of the Company has been, directly or indirectly through his affiliation with any other person, a party to any transaction (other than as an employee) with the Company or any Subsidiary thereof providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to any such person.

                  (v) (i) The Company and each Subsidiary thereof is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations

(including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Neither the Company nor any Subsidiary thereof is subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

                           (ii)  Each  of the  Company,  its  directors  and its
senior financial officers has consulted with the Company's independent auditors and with the Company's outside counsel with respect to, and (to the extent applicable to the Company) is familiar in all material respects with all of the requirements of, Sarbanes-Oxley Act of 2002. The Company is in compliance with the provisions of such act applicable to it as of the date hereof and has implemented such programs and has taken reasonable steps, upon the advice of the Company's independent auditors and outside counsel, respectively, to ensure the Company's future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all provisions of such act which shall become applicable thereto after the date hereof.

                  (w) Neither this Note, the schedules hereto, and the other Transaction Documents nor any other document delivered by the Company to Holder or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         4.       COVENANTS OF THE COMPANY.

                  (a) AFFIRMATIVE COVENANTS. The Company covenants and agrees with the Holder as follows:

                           (i)   Preserve  and  maintain   its  existence  as  a
corporation and in good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a corporation in each jurisdiction in which such qualification is required.

                           (ii) Maintain, keep and preserve adequate records and
books of account, in which complete entries will be made in accordance with generally accepted accounting principles (with a reconciliation to United States generally accepted accounting principles) consistently applied, reflecting all financial transactions of the Company.

                           (iii)  Maintain  keep  and  preserve  all  Collateral
(tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

                           (iv)  Maintain, keep  and  preserve  with respect  to
the Collateral accurate records that are as complete and comprehensive as those customarily maintained by others engaged in the same business and make available to the Holder or its representatives, including the Agent, at the Company's sole cost and expense, on the Agent's reasonable advance request, all books, records, contracts, notes and all other information and data of every kind relating to its business and the collateral. The Agent shall have the right to examine all such books, records, contracts and other information and to make abstracts therefrom or copies thereof at any time and from time to time upon reasonable advance notice to the Company. At any time or times that the Agent may reasonably request in advance, the Agent will, at its cost and expense, prepare a list or lists in such form as shall be satisfactory to the Agent, certified by duly authorized officers, describing the Collateral in such detail as the Agent shall require and specifying the location of such Collateral and the records pertaining thereto, and permit the Agent to inspect such Collateral or any part thereof at the Company's cost and expense at such place as the Collateral may be held or located or at such other reasonable place chosen by the Agent.

                           (v)   Continue  to  conduct  in  an   efficient   and
economical manner a business of the same general type as conducted by the Company on the date of this Note.

                           (vi)  (A) At its  sole  cost  and  expense,  maintain
insurance against loss or damage to the Collateral with responsible and reputable insurance companies or associations satisfactory to the Agent in such amounts and covering such risks, including, without limitation, fire, comprehensive and general and automobile liability, property damage, workers' compensation, and miscellaneous equipment floaters, and for such terms as are usually carried by corporations engaged in similar businesses.

                                    (B) Cause all insurance  policies  issued or
maintained pursuant to this Section and name the Company and/or any Subsidiary thereof as insured and the Holder and the Agent, as agent to the Holder, as loss payee without the Holder or the Agent being liable for premiums or other costs or expenses; and

                                    (C)  At  least  thirty  days  prior  to  the
expiration of each such policy, furnish the Agent with evidence satisfactory to the Agent of the payment of premiums and the reissuance of a policy continuing insurance in force as required by this Agreement. All such policies or certificates shall contain a provision that such policies will not be subject to cancellation or material amendment, including without limitation, any amendment reducing the scope of limits of coverage, without at least thirty days prior written notice by certified or registered mail to the Agent. In the event the Company fails to provide, maintain, keep in force or deliver and furnish to the Agent the policies of insurance required by this Section, the Agent may, but shall not be obligated to, procure such insurance or single interest insurance for such risks covering the Holder's interest, and the Company will pay all premiums thereon promptly upon demand by the Holder or the Agent, together with interest hereon from the date of expenditure by the Holder or the Agent until reimbursement in full by the Company; and

                                    (D)  Attach or cause to be  attached  to all
insurance policies required to be furnished by the Company or any Subsidiary pursuant to this Section, a lender's loss payable endorsement or its equivalent, or a loss payable clause acceptable to the Agent, for the benefit of the Holder; and

                                    (E) Observe and comply with the requirements
of all material policies of insurance required to be maintained in accordance with this Note and perform and satisfy the material requirements of the companies writing such policies so that at all times companies of good standing satisfactory to the Agent shall be willing to write and to continue such insurance; and

                                    (F) Upon  request by the Agent,  furnish the
Agent with a certificate of an officer of the Company, containing a detailed list of the insurance policies of the Company or any Subsidiary required by or referred to in this Section, then outstanding and in force.

                           (vii)  Comply  in all  respects  with all  applicable
laws, rules, regulations and orders, including, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property unless such taxes, assessments and governmental charges are being diligently contested, in good faith, by the Company.

                           (viii) At its sole cost and expense,  upon request by
the Agent and in any event at least once in three months, permit the Holder or any agent or representative thereof, including, without limitation, the Agent, to examine, audit and make copies of and abstracts from the records and books of account of, and inspect the Collateral and properties of the Company and to discuss the affairs, finances and accounts of the Company and the Subsidiaries thereof with any of its officer, directors and independent accountants. For the purpose of this Section, cost and expense include reasonable travel and hotel expenses, allowance paid to the inspecting officer of the Agent and such other expenses that are reasonably and customarily charged by Agent.

                           (ix) (A) As soon as available and in any event within
ninety (90) days after the close of each fiscal year of the Company, the annual report of the Company under the Exchange Act, together with the audited financial statements required to be included therein, all in reasonable detail and stating in comparative form the respective consolidated and/or consolidating figures for the corresponding date and period in the prior fiscal year and all audited in accordance with generally accepted accounting principles (together with a reconciliation to generally accepted accounting principles in the United States) consistently applied by independent certified public accountant selected by the Company and acceptable to the Agent; and

                                    (B) As soon as  available  and in any  event
within forty-five (45) days after the close of each fiscal quarter of the Company, the quarterly report of the Company under the Exchange Act, together with the unaudited financial statements required to be included therein, all in reasonable detail and stating in comparative form the respective consolidated and/or consolidating figures for the corresponding date and period in the prior fiscal year and in accordance with generally accepted accounting principles (together with a reconciliation to generally accepted accounting principles in the United States) consistently applied by independent certified public accountant selected by the Company and acceptable to the Agent

                           (x)  Promptly  upon  receipt  thereof,  copies of any
reports submitted to the Company by independent certified public accountants in connection with examination of the financial statements of the Company made by such accountants.

                           (xi)  Simultaneously  with the delivery of the annual
financial statements referred to in this Section, a certificate of the independent public accountants that audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event that constitutes an Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying each such condition or event of which they have knowledge and the nature and status thereof.

                           (xii)  Promptly  after the  commencement  thereof  or
notice of all actions, suits and proceedings before any courts or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any Subsidiary, could have a Material Adverse Effect.

                           (xiii) As soon as  possible  and in any event  within
fifteen (15) days after the occurrence of each Event of Default a written notice setting forth the details of such Event of Default and the action which is proposed to be taken by the Company with respect thereto.

                           (xiv) Promptly after the furnishing  thereof,  copies
of any statements or report furnished to any other party pursuant to the terms of any indenture, loan, credit or similar agreement not otherwise required to be furnished to the agent pursuant to any other clause of this Section.

                           (xv) Promptly after sending or filing thereof, copies
of all proxy statements, financial statements and reports that the Borrower sends to its stockholders or members and copies of all regular, periodic and special reports and registration statements the Company filed with the SEC or any governmental authority that may be substituted therefor or with any national securities exchange.

                           (xvi)  (A)  Within  forty-five  (45)  from the end of
every fiscal quarter of the Company, submit to the Agent a quarterly statement of accounts receivable for the quarter then ended duly certified by the chief financial officer of Company with details of aging. Failure to provide the quarterly statement as aforesaid shall make the Company liable for interest at the Default Rate in the sole discretion of the Agent.

                                    (B)  Within   fifteen  (15)  days  from  the
beginning of the month, submit a statement of accounts receivable as of the last day of the preceding month.

                           (xvii)  Without  the  prior  written  consent  of the
Holder, the proceeds of this Note shall be used solely for the following: (i) capital expenditures; (ii) working capital and general corporate purposes; and
(iii) fees and expenses related to the loan evidenced by this Note.

                           (xviii)  Simultaneous  with the  funding  of the loan
evidenced by this Note, the Company shall issue and deliver the Warrant to SBI Advisors, LLC.

                           (xix)  Simultaneous  with  the  funding  of the  loan
evidenced by this Note, the Company shall pay to the Agent an amount equal to 5.0% of the Principal as a fee for services in connection herewith. The Agent shall be entitled to deduct such fee from the proceeds of such loan delivered to the Company.

                           (xx) The Company shall be responsible for the payment
of pay for all of the Holder's reasonably incurred costs and expenses associated with the negotiation and preparation of the Transaction Documents, including, but not limited to, costs and expenses incurred by the Holder's examiners and appraisers (including agents for the Holder), the Holder's reasonable legal expenses, and any filing and search fees.

                  (b) NEGATIVE COVENANTS. The Company covenants and agrees with the Holder that it shall not:

                           (i) Create, incur, assume or suffer to exist any Lien
upon or with respect to any of its properties, now owned or hereafter acquired, except:

                                    (A) Liens in favor of the Holder or Agent;

                                    (B) Liens for taxes or  assessments or other

government charges or levies not yet due and payable or, if due and payable, contested in good faith by appropriate proceeding and for which appropriate reserves are maintained;

                                    (C) Liens, deposits or pledges to secure the
performances of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Note) or public or statutory obligations; surety, stay, appeal, indemnity, performance or other similar bonds; or other similar obligations arising in the ordinary course of business;

                                    (D)  Purchase-money  liens  on any  property
hereafter acquired or the assumption of any lien on property existing at the time of such acquisition, or a lien incurred in connection with any conditional sale or other title retention agreement or a capital lease; provided that: (1) any property subject to any of the foregoing is acquired by the Company in the ordinary course of business and the lien on any such property is created contemporaneously with, or prior to, such acquisition; (2) the obligation secured by any Lien so created, assumed or existing shall not exceed fifty percent (50%) of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby to the Company, except for liens existing before the date of this Agreement; (3) each such lien shall attach only to the property so acquired and fixed improvements thereon; (4) the debt secured by all such liens shall not exceed US$50,000 at any time outstanding in the aggregate except for debt existing prior to the date of this Note and Liens pursuant to this Note; and (5) the obligation secured by such lien is permitted by the provisions of the Section 4(b)(ii).

                           (ii)  Create,  incur,  assume  or suffer to exist any
debt, except: (A) debt of the Company under this Note;

                                    (B)  debt of the  Company  owed  to  lenders
other than the Holder and subordinated on terms satisfactory to the Agent to the Company's obligations under this Note;

                                    (C) accounts  payable to trade creditors for
goods or services that are not aged more than one hundred and eighty (180) days from billing date and current operating liabilities (other than for borrowed money) which are not more than sixty (60) days past due, in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

                                    (D) debt of the  Company  owed to lenders or
banks other than the Holder and secured by  purchase-money  liens  permitted  by
Section 3(b)(i)(D).

                           (iii) Merge or  consolidate  with,  or sell,  assign,
lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or acquire all or substantially all of the assets or the business of any Person.

                           (iv) Create,  incur, assume or suffer to exist, other
than in the ordinary course of business, any obligation as lessee for the rental or hire of any real or personal property, except: (A) capital leases permitted by Section 3(b)(i); and (B) leases existing on the date of this Note and any extensions or renewals thereof.

                           (v) Sell,  transfer or otherwise  dispose of any real
or personal property to any person and thereafter directly or indirectly lease back the same or similar property.

                           (vi)  Declare or pay  dividends  or  profits  without
prior written consent of the Holder.

                           (vii) Without the Holder's prior  consent,  not to be
unreasonably withheld, sell, lease, assign, transfer or otherwise dispose of any of its now owned or hereafter acquired assets (including, without limitation, receivables and leasehold interest), except: (a) for inventory disposed of in the ordinary course of business and (b) the sale or other disposition of assets no longer used or useful in the conduct of its business.

                           (viii) Without the Holder's prior consent,  not to be
unreasonably withheld, make any loan or advance to any Person or purchase or otherwise acquire any capital stock, assets, obligations or other securities of, make any capital contribution to or otherwise invest in or acquire any interest in any Person, except stock, obligations or securities received in settlement of debts owing to the Company and created in the ordinary course of business.

                           (ix) Without the Holder's  prior  consent,  not to be
unreasonably withheld, assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services to supply or advance any funds, assets, goods or services to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any person against loss) for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

                   (x) Without the Holder's prior consent, not to be unreasonably withheld, enter into any transaction with any Affiliate of the Company, including, without limitation, the purchase, sale or exchange of property or the rendering of any services, except in the ordinary course of and pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company.

                           (xi) Permit or suffer to permit any Material  Adverse
Effect.

                           (xii)  Permit to effect any  change in the  corporate
structure or shareholding of the Company which would cause a cessation or diminution of the priority of the security interest of the Holder pursuant to the Transaction Documents.

                           (xiii)   Change  the  name  of  the  Company  or  any
Subsidiary or the nature of the respective business thereof.

                           (xiv)  Directly or indirectly  (i) purchase,  redeem,
retire or otherwise acquire for value any of its capital stock or other securities now or hereafter outstanding, return any capital to its stockholders, or distribute any of its assets to its stockholders or (ii) make any payment or declare any dividend on any of its capital stock or other securities, in either case, without the prior written consent of the Holder.

                  (c)      FINANCIAL COVENANTS.

                           (i) The  Company  shall not  permit the excess of the
total consolidated current assets of the Company over the total consolidated current liabilities of the Company to be less than US$500,000, without giving effect to the loans evidenced by this Note.

                           (ii) The Company shall not permit  aggregate  capital
expenditures during the period commencing on the date hereof and terminating on the Maturity Date to exceed $3 million.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDER. Holder hereby represents and warrants to the Company as follows:

                  (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. (a) Holder is a limited liability company duly organized, validly existing and in good standing under the laws of its state of formation, with all necessary power and authority to execute and deliver this the Transaction Documents, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

                  (b) AUTHORIZATION OF AGREEMENT. The execution, delivery and performance of this Agreement has been duly and validly authorized by the Board of Directors and stockholders of Holder, as required; and Holder has the full legal right, power and authority to execute and deliver this Note and to consummate the transactions contemplated hereby. No further corporate authorization is necessary on the part of Holder to consummate the transactions contemplated hereby.

                  (c) DUE DILIGENCE BY HOLDER. Holder (i) has had reasonable access to the Company's consolidated financial information, the books and records available at the Company's offices or as provided by the Company in response to specific requests of Holder and (ii) the Company permitted Holder to make such reasonable inspections thereof as requested.

                  (d) RESTRICTED SECURITIES. Holder understands that the issuance of this Note will not be registered under the Securities Act or the securities laws of any State in reliance upon exemptions from registration contained in the Securities Act and such laws, and the Company's reliance upon such exemptions is based in part upon the representations, warranties and agreements of Holder contained herein.

                  (e) INVESTMENT INTENT. Holder is acquiring this Note for its owner account and not for distribution or resale to others, and agrees that it will not sell or otherwise transfer this Note except pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or exceptions available therefrom.

         6. EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

                  (a) the Company shall fail to pay any Principal of, or Interest on, this Note, or any fees or any other amount payable hereunder within five (5) days of the due date of such payment;

                  (b) the Company shall fail to observe or perform any covenant or agreement of this Note;

                  (c) any representation, warranty, certification or statement made by the Company or any Guarantor in any Transaction Document, or in any document delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or deemed made);

                  (d) a judgment or order for the payment of money shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days;

                  (e) the Company or any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (f) an involuntary case or other proceeding shall be commenced against the Company or any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days; or an order for relief shall be entered against the Company or any Subsidiary, as applicable, under the federal bankruptcy laws as now or hereafter in effect;

                  (g) the Security Interest shall, for any reason (other than the Holder's failure to renew the filing of any Uniform Commercial Code financing statement), cease to be a first priority, perfected security interest in and to any Collateral and such event is not remedied within five (5) days of such failure;

                  (h) any Guarantor shall fail to observe or perform any covenant or agreement in the Guarantee Agreement or the Individual Guarantor shall fail to observe or perform any covenant or agreement in the Guarantee Pledge Agreement;

                  (i) any representation, warranty, certification or statement made by any Guarantor in the Guarantee Agreement or the Guarantee Pledge Agreement, or in any document delivered pursuant to thereto or pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or deemed made);

                  (j) a judgment or order for the payment of money shall be rendered against any the Company or any Guarantor and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days;

                  (k) any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (l) an involuntary case or other proceeding shall be commenced against any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days; or an order for relief shall be entered against any Guarantor, as applicable, under the federal bankruptcy laws as now or hereafter in effect; or

                  (m) there shall have occurred any Change in Control;

then, and in every such event, the Holder may, by written notice to the Company, declare the Principal (together with accrued Interest thereon and all other amounts owing hereunder) to be, and the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; PROVIDED, THAT in the case of any of the Events of Default specified in clause (e), (f), (k), or (l) above, without any notice to the Company or any other act by the Holder, the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         7. PAYMENTS; EXTENSION OF MATURITY. Unless otherwise converted in accordance with the terms of this Note, all payments of Principal and Interest (and all other amounts owing hereunder) to be made by the Company in respect of this Note shall be made in Dollars by wire transfer to an account designated by the Holder by written notice to the Company. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

         8. REPLACEMENT OF NOTE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 7 shall be dated as of the date hereof.

         9.       SECURITY INTEREST;  PLEDGE;  GUARANTEE.

                  (a) GRANT OF SECURITY INTEREST; PLEDGE.

                           (i) In order to secure the full and punctual  payment
of the Secured Obligations in accordance with the terms thereof, and to secure the performance of the obligations of the Company hereunder, subject to paragraph 9(g) hereof, the Company hereby grants to the Holder a continuing first priority security interest in and to all of the Collateral and all Proceeds of all or any of the Collateral.

                           (ii)  Without  limiting  the  generality  of  Section
9(a)(i), in order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof the Company hereby pledges and grants to the Holder a first priority security interest in and to the following (the "PLEDGED COLLATERAL"):

                                    (A) all  shares  of  capital  stock  of each
Subsidiary owned of record or beneficially by the Company as of the date hereof, which number of shares are set forth opposite the name of such corporation in
SCHEDULE 2.01(A) hereto (the "PLEDGED SHARES");

                                    (B) all  additional  shares of capital stock
in each Subsidiary owned of record or beneficially by the Company or any successor in interest thereto or any other securities, options, or rights received by the Company pursuant to any reclassification, reorganization, increase or reduction of capital, or stock dividend, attributable to the Pledged Collateral, or in substitution of, or in exchange for, any of the Pledged Collateral;

                                    (C)  all   certificates   representing   the
securities referred to in clauses (A) and (B) above; and

                                    (D) all dividends,  cash,  instruments,  and
other property or proceeds, from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the shares referred to in clauses (A) and (B) above.

                           (iii) All certificates or instruments representing or
evidencing the Pledged Collateral shall be delivered to, and held by, Agent and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment undated and in blank, with medallion signature guarantee, all in form and substance satisfactory to the Agent in its sole discretion. If the Company shall not satisfy its obligations under this Note, the Holder shall have the right, where permitted by law, in its sole discretion and without notice to the Company, to transfer to, or to register in its name or in the name of any of its nominees, any or all of the Pledged Collateral.

                  (b) COVENANTS, REPRESENTATIONS AND WARRANTIES REGARDING SECURITY INTEREST.

                           (i) The Company  hereby  represents and warrants that
(A) the Security Interest constitutes a valid security interest under the UCC securing the Secured Obligations; and (B) when UCC financing statements shall have been filed in the appropriate UCC filing office for a debtor that is a registered organization in the State of North Carolina, the Security Interest shall constitute a perfected security interest in the Collateral, prior to all other Liens and rights of others therein and (C) the Company has valid rights in, and good and marketable title to, the Collateral.

                           (ii) The Company  will not change its name,  identity
or corporate structure in any manner unless it shall have given the Holder prior notice thereof and delivered an opinion of Company legal counsel with respect to the continued perfected Security Interest. The Company will not change the location of (i) its jurisdiction of organization, (ii) its chief executive office or principal place of business, PROVIDED, HOWEVER, that the Company may change its chief executive office and/or principal placement of business to any location within ten (10) miles of its current location within the State of North Carolina, or (iii) the locations where it keeps or holds any Collateral or any records relating thereto unless it shall have given the Holder prior notice thereof and delivered an opinion of counsel with respect to the continued perfected Security Interest. The Company shall not in any event change the location of any Collateral, change the jurisdiction of incorporation or transfer any assets (to a subsidiary or otherwise) if such change would cause the Security Interest in such Collateral to lapse or cease to be perfected.

                           (iii) The  Company  will,  from time to time,  at its
expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action
(including, without limitation, any filings of financings or continuation statements under the UCC or otherwise) that from time to time may be necessary or desirable, or that the Holder may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interest, whether in the United States, People's Republic of China, or otherwise, or to enable the Holder to exercise or enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Holder to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Note or of a financing statement is sufficient as a financing statement.

                  (c) REMEDIES. In case of the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may exercise all rights of a secured party under applicable law (including, without limitation, the UCC (whether or not in effect in the jurisdiction where such rights are exercised)). The Holder may be the purchaser of any or all of the Collateral so sold at any public sale. The Company will execute and deliver such documents and take such other action as the Holder deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral shall be delivered, assigned and transferred to the Holder. At any such sale, the Holder shall hold the Collateral absolutely and free and clear from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

                  (d) POWER OF ATTORNEY. The Company hereby irrevocably appoints the Holder its true and lawful attorney, with full power of substitution, in the name of the Company for the sole use and benefit of the Holder, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof; (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;
(iii) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof, as fully and effectually as if the Holder were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; PROVIDED THAT the Holder shall give the Company not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-610(b) of the UCC.

                  (e) TERMINATION OF SECURITY INTEREST. Upon the repayment in full of all Secured Obligations and the termination of any obligations under the Note, the Security Interest shall terminate and all rights to the Collateral shall revert to the Company. The Holder agrees that it will take all actions, including filing termination statements, evidencing the same.

                  (f) EXCULPATION. The Holder shall have no duties or responsibilities except those expressly set forth in the Transaction Documents, and the Holder shall not by reason of the Transaction Documents be a trustee for the Company or have any fiduciary obligation to the Company. Neither the Holder nor any of its directors, officers, employees or agents (collectively, the "RELATED PARTIES") shall be liable to the Company for any action taken or omitted to be taken by it under the Transaction Documents, except for its own willful misconduct or gross negligence.

                  (g) RANKING AND SUBORDINATION. This Note is a secured general obligation of the Company. The Note ranks senior in right of payment to all of the Company's other existing and future indebtedness whether secured or unsecured and will be senior in right of payment any future indebtedness of the Company. Further, the payment of this Note and the performance of the obligations of the Company hereunder is guaranteed by the Guarantors pursuant to the Guarantee Agreement.

         10.      REMEDIES.

                  (a) In addition to, and not in limitation of, the remedies referenced in Section 9(c), upon the occurrence of an Event of Default, Principal then outstanding of, and the accrued and unpaid Interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

                  (b) In addition to, and not in limitation of, the remedies referenced in Section 9(c), The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

         11. ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Note, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         12. NO WAIVERS BY DELAY OR PARTIAL EXERCISE. No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

         13. FURTHER ASSURANCES. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Note.

         14. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

         IF TO THE COMPANY:        China Education Alliance, Inc.
                                   80 Heng Shan Road
                                   Kun Lun Shopping Mall
                                   Harbin, P.R. China 150090
                                   Attention: Xinqun Yu
                                   Telecopy: (01186) 451 8700 0662

         WITH A COPY TO:           Reitler Brown & Rosenblatt LLC
                                   800 Third Avenue, 21st Floor
                                   New York, NY 10022
                                   Attention: Robert Steven Brown
                                   Telecopy: (212) 371-5500

         IF TO THE HOLDER
         OR THE AGENT:             SBI Advisors LLC
                                   610 Newport Center Drive, Suite 1205
                                   Newport Beach, California 92660
                                   Attention: Shelly Singhal
                                   Telecopy: (949) 679-7280

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

         15. AMENDMENTS AND WAIVERS. No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the Company and the Holder. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         16. EXCLUSIVITY AND WAIVER OF RIGHTS. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

         17. INVALIDITY. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

         18.      HEADINGS.   Headings  used  in  this  Note  are  inserted  for
convenience only and shall not affect the meaning of any term or provision of this Note.

         19. COUNTERPARTS. This Note may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

         20. ASSIGNMENT. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder. The Holder may assign this Note and the rights and obligations hereunder without the prior written consent of the Company. Any instrument purporting to make an assignment in violation of this Section 18 shall be void.

         21. SURVIVAL. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the payment in full of all Principal and accrued and unpaid Interest and all other amounts owing under this Note.

         22. MISCELLANEOUS. This Note shall inure to the benefit of the Company and the Holder, and all their respective successors and permitted assigns. Nothing in this Note is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Note or any provision herein contained.

         23. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

         24. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA. THE COMPANY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE ORANGE COUNTY, OR LOS ANGELES COUNTY, CALIFORNIA, AND ACCORDINGLY, THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

         25. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY

HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

         26. EXPENSES. The Company shall pay the reasonable costs and expenses of the Holder in connection with the negotiation, execution, delivery and performance of this Note, the other Transaction Documents, and the Guarantee Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.


                                  CHINA EDUCATION ALLIANCE, INC.

                                  BY:
                                      -----------------------------
                                      NAME:
                                      TITLE:

                                     ANNEX A

                                                      INITIALS OF AUTHORIZED
   DATE     AMOUNT FUNDED     AGGREGATE PRINCIPAL    AMOUNT COMPANY SIGNATORY
   ----     -------------     -------------------    ------------------------
9/29/06     $_______ USD      $_______ USD

                                SCHEDULE 2.01(A)

                                 PLEDGED SHARES








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                                      -31-

                                    EXHIBIT 1

                                 FORM OF WARRANT








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                                      -32-